                                                                   EXHIBIT 10.55

                       BANKAMERICA BUSINESS CREDIT, INC.
                   _________________________________________

                      Michael J. Jasaitis, Vice President
                 55 Lake Ave., Suite 900 * Pasadena, CA 91101
                     * (626) 578-6097 * Fax (626) 578-6143


March 16, 1998



Mr. Jim Jones
LSB Industries, Inc.
16 Pennsylvania
Oklahoma City, OK 73101

Dear Jim:

As we discussed today by telephone, we have agreed to waive the financial covenant default of Section 9.15 of the Amended and Restated Loan and Security Agreements dated November 21, 1997 (the "Waiver Request") as of 12/31/97 for the LSB Industries, Inc. ("LSB") and the ClimaChem Borrowing Groups ("CCI") which occurred because LSB and CCI's capital expenditures during 1997 exceeded $6,000,000.

This waiver will be formally documented shortly, but the Waiver Request does not need any further credit approval by BankAmerica Business Credit, Inc.

No other terms and/or conditions of our Loan and Security Agreement are changed by this letter.

Please call me if you have any questions.

Sincerely,

/s/ Michael J. Jasaitis

Michael J. Jasaitis